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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 1, 1999 (this "Agreement"), is made by and among Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                                   WITNESSETH:

                   WHEREAS, in connection with the Subscription Agreement, dated as of June 1, 1999, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor shares of Series C Convertible Preferred Stock (such shares, including any additional shares of Series C Convertible Preferred Stock issued as dividends on such shares, are referred to as the "Shares"), convertible into shares of Common Stock, $.01 par value (the "Common Stock"); and

                   WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Shares;

                   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

         1.        DEFINITIONS.

                   (a) As used in this Agreement, the following terms shall have the following meanings:

                         (i)   "Certificate of Designation" means the
         Certificate of Designation of Series C Convertible Preferred Stock as filed with the Minnesota Secretary of State and as amended from time to time.

                         (ii) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.







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                   (iii)   "register," "registered," and "registration" refer to
         a registration effected by preparing and filing a Registration
         Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the Commission as shall be selected by the Company and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission ("SEC").

                        (iv) "Registrable Securities" means the Common Stock issuable upon conversion of the Shares.

                        (v) "Registration Statement" means a registration statement under the Securities Act registering securities of the Company.

                (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

         2.     REGISTRATION.

                (A) REGISTRATION. The Company shall prepare and file a shelf- Registration Statement covering the sale by the Investor of Registrable Securities (the "Registration Statement") with the SEC pursuant to Rule 415 of the Securities Act within thirty (30) business days after the closing of the purchase of the Shares pursuant to the Subscription Agreement (the "Closing"). As part of such Registration Statement, with the approval of the Investor (with such approval being given hereby for the registration of up to 422,500 shares issued upon exercise of certain Warrants issued to the parties indicated in Annex
         A), the Company may include additional shares of Common Stock registered on behalf of the Company or the holders of such additional shares. In light of the fact that the number of shares of Common Stock into which the Shares are convertible is variable, the Company shall include in the Registration Statement a number of Registrable Securities equal to not less than 1,331,500 shares. If at any time the number of Registrable Securities included in the Registration Statement is insufficient to enable the Investor to sell all Registrable Securities, the Company shall promptly, but no later than ten (10) business days thereafter, file an additional registration statement to register for resale such additional Registrable Securities as may be required.

                (B) PIGGYBACK OBLIGATIONS. 1. If the Company proposes to register any of its warrants, Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms,
         (B) relating to Common Shares or any other shares of common stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar




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         plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least twenty (20) days prior to the anticipated filing date of the registration statement relating to such registration to the Initial Investor, which notice shall set forth such Initial Investor' rights under this Section 2(b) and shall offer the Initial investor the opportunity to include in such registration statement such number of Registrable Securities as the Initial Investor may request. Upon the written request of an Initial Investor made within ten (10) days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Initial Investor), the Company will use its best efforts to effect the registration under the Securities Laws of all Registrable Securities that the Company has been so requested to register by the Initial Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, however, that (A) if such registration involves a public offering, the Initial investor must sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Initial Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(b) shall terminate on the date that the registration statement to be filed in accordance with Section 2(a) is declared effective by the Commission.

                   2. If a registration pursuant to this Section 2(b) involves a public offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, Warrants or other shares of Common Stock that the Company and the Initial Investor and all other prospective sellers holding registration rights intend to include in such registration exceeds the largest number of shares of Common Stock (including any other shares of Common Stock of the Company) that can be sold without having an adverse effect on such public offering (the "Maximum Offering Size"), the Company will include in such registration, only that number of shares of Common Stock, such that the number of securities registered does not exceed the Maximum Offering Size, with the difference between the number of shares in the Maximum Offering Size and the number of shares to be issued by the Company to be allocated (after including all shares to be issued and sold by the Company) among the Initial Investor and such other prospective holders pro rata on the basis




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         of the relative number of securities offered for sale under such registration by each of the initial Investor and such other prospective holders.

                   If as a result of the proration provisions of this Section 2(b)(ii), any Initial Investor is not entitled to include all such Registrable Securities in such registration, such Initial Investor may elect to withdraw its request to include any Registrable Securities in such registration. With respect to registrations pursuant to this
         Section 2(b), the number of securities required to satisfy any underwriters' over-allotment option shall be allocated pro rata among the Company and the Initial Investor on the basis of the relative number of securities otherwise to be included by each of them in the registration with respect to which such over-allotment option relates.

                   (C) PAYMENTS BY THE COMPANY. The Company will use its best efforts to have the Registration Statement become effective with the SEC no later than 90 days from the closing of the purchase of the Preferred Shares (the "Closing"). If the Registration Statement covering the Registrable Securities is not effective within 120 days after the closing, then the Company will make payments to each holder of Registrable Securities (each, a "Holder") in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to the Holders shall be determined as of each Computation Date, and such amount shall be equal to (1) in the case of the first Computation Date, one percent (1%) and (2) in the case of each other Computation Date, two percent (2%), in each case of the aggregate subscription price paid by the Investor for the Shares pursuant to the Subscription Agreement (the "Periodic Amount"); provided, however, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount payable on the later Computation Date shall be prorated. The Periodic Amount shall be divided among all the Holders in the same proportion as each Holder's Registrable Securities bears to the total of the outstanding Registrable Securities (assuming, for purposes of such computation, that all Shares have been converted into Common Stock). The Periodic Amount shall be paid by the Company within ten business days after each Computation Date and shall be payable in cash; provided, however, that the Company may elect in lieu of payment of any Periodic Amount in cash to deliver to the Investor shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount if, but only if, (1) such shares are freely tradable by the Investor without any restriction under the Securities Act or any state securities or "blue sky" law and (2) after the issuance of such shares to Holder, the aggregate number of shares of Common Stock beneficially owned by the Holder (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) would not exceed 4.9% of the outstanding shares of Common Stock.




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                   As used in this Section 2(b), the following terms shall have the following meanings:

                   "Aggregate Market Value" of any shares of Common Stock as of any Computation Date means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for the Measurement Period for such Computation Date.

                   "Average Market Price" of any security for any period shall be computed as the average closing price of the shares over the Measurement Period.

                   "Computation Date" means the date which is 120 days after the Closing and each 30 days thereafter for the purposes of this Section 2(b).

                   "Measurement Period" means the period of ten consecutive trading days for the Common Stock ending on (or on the last trading day preceding) each Computation Date.

              3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                   (a) prepare promptly and file with the SEC promptly (but in no event later than 30 business days) after the Closing, a Registration Statement or Statements with respect to all Registrable Securities pursuant to Rule 415 under the Securities Act, and thereafter use its best efforts to cause the Registration Statement to become effective within 90 days after Closing. In the event the Registration Statement is not effective within 180 days after the Closing, the Investor shall have the right to require the Company to redeem all Registrable Securities as provided in the Subscription Agreement. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (1) the Registrable Securities have been disposed thereunder or (2) two years from the date of Closing (or the aggregate period of two years of effectiveness in the event that the effectiveness of such Registration Statement is temporarily suspended (which may not exceed 60 days in any twelve (12) month period) (the "Registration Period"). In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, (in case of a prospect in light of the circumstances in which they were made), not misleading; provided, however, that if at any time the Investors shall be entitled to sell all Registrable Securities held by them pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities




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         of the Company to the public without registration, without volume or other restrictions, and without imposing restrictions arising under the federal securities laws on the purchases thereof in a period of three consecutive months, then the Company shall, so long as it meets the current public information requirements of Rule 144, thereafter no longer be required to maintain the registration of Registrable Securities pursuant to this Agreement;

                   (b)  prepare and file with the SEC such amendments
         (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times through the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement or prospectus supplement;

                   (c) (i) Prior to the filing with the commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and (B) to the Investors a copy of the accountant's consent letter to be included in the filing and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (E) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

              (d) prepare promptly and file all necessary documents relating to the Registration Securities with State gaming authorities whose consent or approval of the Registration Statement is required.

              (e) furnish to each Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;




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              (f)   if necessary, use reasonable efforts to (i) register and
         qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times through the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or bylaws;

              (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

              (h) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time and use its best efforts to take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

              (i) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;




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              (j)   use its best efforts either to (i) cause all the Registrable
         Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Exchange Act and the quotation of the Registrable Securities on the Nasdaq National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause
         (i) or (ii), to secure listing on a national securities exchange or Nasdaq authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

              (k) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;


              (l) cooperate with the Investors who hold Registrable Securities being sold to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the denominations or amounts as the case may be, and registered in such names as the Investors may reasonably request and, within three (3) business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel; and

              (m) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:




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              (a)   It shall be a condition precedent to the obligations of the
         Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company may notify each Investor of the information the Company requires from each such Investor (the "Requested Information"). If within two (2) business days prior to the filing date the Company has requested and not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

              (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

              (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
         Section 3(f) such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

         5. EXPENSES OF REGISTRATION. All expenses (other than fees and expenses of investment bankers and other than brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of its legal counsel and accountants and agents selected by it.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:




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              (a)   To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, and each broker, dealer or underwriter selling shares on behalf of the Investor, and the controlling persons thereof (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
         Section 6 (d) with respect to the number of legal counsel, the Company shall reimburse the Investors promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a)
         (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d) hereof; (II) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company



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         pursuant to Section 3(d) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

              (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in
         Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
         Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
         Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

              (c) The Company shall be entitled to receive indemnities from selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with



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         respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

              (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

              (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         7. CONTRIBUTION. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations- The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or by such Indemnified Party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, until such time as the Investors have sold all the Registrable Securities pursuant to a Registration Statement or Rule 144, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the

         Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities only if: (a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (c) at or before the time the Company received the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (d) such transfers of Registered Securities complies with the Subscription Agreement.

         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
         Section 10 shall be binding upon each Investor and the Company.

         11.  MISCELLANEOUS.

              (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

              (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at Innovative Gaming Corporation of America, 4725 Aircenter Circle, Reno, Nevada, 89502, Attention: Chief Financial Officer (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

              (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Minnesota applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

              (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


              (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

              (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require .

              (h) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (i) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

              (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                          INNOVATIVE GAMING CORPORATION
                                    OF AMERICA

                          By:  s/ Edward G. Stevenson
                             --------------------------------------------------
                                  Edward G. Stevenson, Chairman and CEO



                          INVESTOR:

                          THE SHAAR FUND, LTD.

                          By:     Samuel Levinson
                             ---------------------------------------------------
                          Its:
                              --------------------------------------------------

         Address for Notices:

         The Shaar Fund, Ltd.
         c/o Levinson Capital Management
         Two World Trade Center, Suite 1820
         New York, NY 10048
         Attention: Samuel Levinson
         Telephone No.: (212) 432-7711
         Facsimile No.: (212) 432-7771